UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  June 20, 2005

CORUMEL MINERALS CORP.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-50429 (Commission File Number)	33-1059313 (I.R.S. Employer Identification No.)
575 Madison Avenue, 10th Floor, New York, New York (Address of principal executive offices)		10022-2511 (Zip Code)

Registrant’s telephone number, including area code (212) 937-8442

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 4.01. Changes in Registrant’s Certifying Accountant.

Corumel Minerals Corp. has elected to change its auditors from Morgan & Company, Chartered Accountants, to Russell Bedford Stefanou Mirchandani, LLP, Certified Public Accountants. Morgan & Company, Chartered Accountants chose to resign.

The directors approved the change in independent accountants as of May 12, 2005. As of that date, Morgan & Company, Chartered Accountants resigned and Russell Bedford Stefanou Mirchandani, LLP, Certified Public Accountants were engaged.

On May 12, 2005, Morgan & Company, Chartered Accountants resigned as the independent accountants of Corumel Minerals Corp. The reports of Morgan & Company, Chartered Accountants on the financial statements for the two fiscal years ended March 31, 2004 and 2003, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty or audit scope. In connection with its audits for the fiscal years March 31, 2004 and 2003, and through May 12, 2005, there have been no disagreements with Morgan & Company, Chartered Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Corumel Minerals Corp. engaged Russell Bedford Stefanou Mirchandani, LLP, Certified Public Accountants as its new independent accountants as of May 12, 2005. During the two years ended March 31, 2004 and 2003 and through May 12, 2005, Corumel Minerals Corp. has not consulted with Russell Bedford Stefanou Mirchandani, LLP, Certified Public Accountants regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Corumel Minerals Corp.’s financial statements, and either a written report was provided to Corumel Minerals Corp. or oral advice was provided that Russell Bedford Stefanou Mirchandani, LLP, Certified Public Accountants concluded was an important factor considered by Corumel Minerals Corp. in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement.

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Morgan & Company, Chartered Accountants has never had nor anticipates having, nor had during the two most recent fiscal years or any subsequent interim period preceding the date of the change, any disagreements with Corumel Minerals Corp. on matters of accounting, financial disclosure, accounting principles or practices, or auditing scope or procedure; nor has any principal accountant in the preceding years resigned or declined to stand for re-election.

The financial statements audited by the principal accountant for the past two years do not contain an adverse opinion or disclaimer of opinion nor were they modified as to audit scope or accounting principles.

Item 9. Financial Statements and Exhibits.

Exhibit	Description
16	Letter to Securities and Exchange Commission dated June 20, 2005 from Morgan & Company, Chartered Accountants regarding change in certifying accountant	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Corumel Minerals Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

CORUMEL MINERALS CORP.

/s/ Chris Roth
Dated: June 20, 2005                       By:Chris Roth - President

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Exhibit 16

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June 20, 2005

Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, NW
Washington, DC
20549 USA

Dear Sirs/Madams:

We have read Item 4.01 of Corumel Minerals Corp.’s Form 8-K, dated June 20, 2005, to be filed with the Securities and Exchange Commission on June 20, 2005, and we agree with the statements made therein insofar as they relate to Morgan & Company, Chartered Accountants.

Yours truly,

/s/ Morgan & Company

Chartered Accountants

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